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                             THE GUARDIAN STOCK FUND

                        Supplement dated April 4, 2001 to
                          Prospectus dated May 1, 2000



The description under "Fund Management - Portfolio Managers" on page 9 of the Prospectus should be revised to read as follows:


        Effective April 2, 2001, the Fund is managed by a team of investment professionals, all of whom are employees of Guardian Life.


Please keep this supplement for future reference.